Exhibit 99.1

The Michaels Companies Announces Fourth Quarter and Full Year Fiscal 2020 Results

IRVING, Texas, March 4, 2021 – The Michaels Companies, Inc. (NASDAQ: MIK) today announced financial results for the fourth quarter and full year fiscal 2020 ended January 30, 2021.

Key Financial Results:

	13 Weeks Ended January 30, 2021	13 Weeks Ended February 1, 2020	52 Weeks Ended January 30, 2021	52 Weeks Ended February 1, 2020
Net Sales	$1,916.8M	$1,722.6M	$5,271.1M	$5,072.0M
Comp. Store Sales	12.9%	-2.4%	4.8%	-1.9%
Operating Income	$342.0M	$275.0M	$533.5M	$515.0M
Net Income	$255.1M	$181.7M	$294.9M	$272.6M
Diluted Earnings per Share	$1.72	$1.24	$1.98	$1.78
Adjusted Operating Income[1]	$361.0M	$278.6M	$607.6M	$572.6M
Adjusted Net Income [1]	$249.3M	$185.1M	$347.0M	$323.8M
Adjusted Diluted Earnings per Share[1]	$1.69	$1.26	$2.33	$2.11

1 See additional information in this release for a reconciliation of non-GAAP financial measures to the respective GAAP measures.

Conference Call

Given the recently announced agreement for Michaels to be acquired by funds affiliated with Apollo Global Management, the Company will not be hosting a conference call to discuss its financial results.

Non-GAAP Information

This press release includes non-GAAP measures including adjusted operating income, adjusted net income, adjusted diluted earnings per share, EBITDA and adjusted EBITDA. The Company has reconciled these non-GAAP financial measures with the most directly comparable GAAP financial measures in a table accompanying this release. The Company believes that these non-GAAP financial measures not only provide its management with comparable financial data for internal financial analysis but also provide meaningful supplemental information to investors. Specifically, these non-GAAP financial measures allow investors to better understand the performance of the Company's business and facilitate a meaningful evaluation of its quarterly and fiscal 2020 results on a comparable basis with its quarterly and fiscal 2019 results.

The Company has provided this information as a means to evaluate the results of its ongoing operations. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results as reported under GAAP. The Company's presentation of non-GAAP financial measures should not be construed to imply that its future results will be unaffected by any such adjustments.  Other companies in the Company's industry may calculate these items differently than it does.

IMPORTANT INFORMATION

The tender offer for the outstanding shares of The Michaels Companies, Inc. (“Michaels”) common stock has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Michaels common stock. The solicitation and offer to buy shares of Michaels common stock will only be made pursuant to the tender offer materials that Magic MergeCo, Inc. (“Merger Sub”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”). Merger Sub is beneficially owned by certain equity funds managed by Apollo Management IX, L.P. At the time the tender offer is commenced, Merger Sub will file a tender offer statement on Schedule TO with the SEC, and Michaels will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. MICHAELS’ STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Both the tender offer statement and the solicitation/recommendation statement will be mailed to Michaels’ stockholders free of charge. Investors and stockholders may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available) at the SEC’s web site at www.sec.gov, by contacting Michaels’ Investor Relations either by telephone at 972-409-1393, e-mail at james.mathias@Michaels.com or on Michaels’ website at www.Michaels.com.

About The Michaels Companies, Inc.:

The Michaels Companies, Inc. is North America's largest specialty provider of arts, crafts, framing, floral, wall décor, and seasonal merchandise for Makers and do-it-yourself home decorators. The Company operates more than 1,250 Michaels stores in 49 states and Canada. Additionally, the Company serves customers through digital platforms including Michaels.com and Canada.michaels.com. The Michaels Companies, Inc., also owns Artistree, a manufacturer of high-quality custom and specialty framing merchandise. For a list of store locations or to shop online, visit www.michaels.com or download the Michaels app.

Investor Contact:

Jim Mathias

972.409.1393

James.Mathias@michaels.com

The Michaels Companies, Inc.

Consolidated Statements of Comprehensive Income

(Unaudited)

	13 Weeks Ended		52 Weeks Ended
	January 30,	February 1,	January 30,	February 1,
(in thousands, except per share data)	2021	2020	2021	2020
Net sales	$1,916,842	$1,722,608	$5,271,112	$5,072,037
Cost of sales and occupancy expense	1,106,815	1,076,610	3,315,035	3,199,780
Gross profit	810,027	645,998	1,956,077	1,872,257
Selling, general and administrative	447,032	370,803	1,390,620	1,304,280
Restructure and impairment charges	19,447	—	28,835	48,332
Store pre-opening costs	1,554	238	3,082	4,608
Operating income	341,994	274,957	533,540	515,037
Interest expense	40,209	37,816	152,442	154,090
Losses on early extinguishments of debt and refinancing costs	—	—	22,044	1,316
Other (income) expense, net	(124)	(1,671)	(1,550)	1,260
Income before income taxes	301,909	238,812	360,604	358,371
Income taxes	46,834	57,161	65,669	85,776
Net income	$255,075	$181,651	$294,935	$272,595

Other comprehensive income, net of tax:
Foreign currency and cash flow hedges	10,853	85	9,387	(8,273)
Comprehensive income	$265,928	$181,736	$304,322	$264,322

Earnings per common share:
Basic	$1.76	$1.24	$2.01	$1.78
Diluted	$1.72	$1.24	$1.98	$1.78
Weighted-average common shares outstanding:
Basic	144,598	146,638	146,541	153,134
Diluted	147,844	146,701	148,531	153,202

The following table sets forth the percentage relationship to net sales of each line item of our unaudited consolidated statements of comprehensive income:

	13 Weeks Ended		52 Weeks Ended
	January 30,	February 1,	January 30,	February 1,
	2021	2020	2021	2020
Net sales	100.0%	100.0%	100.0%	100.0%
Cost of sales and occupancy expense	57.7	62.5	62.9	63.1
Gross profit	42.3	37.5	37.1	36.9
Selling, general and administrative	23.3	21.5	26.4	25.7
Restructure and impairment charges	1.0	—	0.5	1.0
Store pre-opening costs	0.1	—	0.1	0.1
Operating income	17.8	16.0	10.1	10.2
Interest expense	2.1	2.2	2.9	3.0
Losses on early extinguishments of debt and refinancing costs	—	—	0.4	—
Other (income) expense, net	—	(0.1)	—	—
Income before income taxes	15.8	13.9	6.8	7.1
Income taxes	2.4	3.3	1.2	1.7
Net income	13.3%	10.5%	5.6%	5.4%

The Michaels Companies, Inc.

Consolidated Balance Sheets

(Unaudited)

	January 30,	February 1,
(in thousands, except per share data)	2021	2020
ASSETS
Current Assets:
Cash and equivalents	$1,194,389	$409,964
Merchandise inventories	1,007,043	1,097,109
Prepaid expenses and other	56,822	62,287
Accounts receivable, net	14,039	30,442
Total current assets	2,272,293	1,599,802
Property and equipment, net	472,563	430,432
Operating lease assets	1,594,554	1,610,013
Goodwill	94,290	94,290
Other intangible assets, net	57,121	66,417
Deferred income taxes	19,394	18,201
Other assets	18,190	18,940
Total assets	$4,528,405	$3,838,095

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable	$858,790	$476,298
Accrued liabilities and other	488,658	347,136
Current portion of operating lease liabilities	324,238	306,796
Current portion of long-term debt	16,700	24,900
Income taxes payable	27,313	41,236
Total current liabilities	1,715,699	1,196,366
Long-term debt	2,480,953	2,644,460
Long-term operating lease liabilities	1,378,394	1,357,821
Deferred income taxes	54,200	—
Other liabilities	96,329	85,912
Total liabilities	5,725,575	5,284,559

Stockholders’ Deficit:
Common stock, $0.06775 par value, 350,000 shares authorized; 141,608 shares issued and outstanding at January 30, 2021, 146,803 shares issued and outstanding at February 1, 2020.	9,508	9,852
Additional paid-in-capital	—	4,872
Accumulated deficit	(1,193,234)	(1,438,357)
Accumulated other comprehensive loss	(13,444)	(22,831)
Total stockholders’ deficit	(1,197,170)	(1,446,464)
Total liabilities and stockholders’ deficit	$4,528,405	$3,838,095

The Michaels Companies, Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	52 Weeks Ended
	January 30,	February 1,
(in thousands)	2021	2020
Cash flows from operating activities:
Net income	$294,935	$272,595
Adjustments to reconcile net income to cash provided by operating activities:
Non-cash operating lease expense	308,777	325,962
Depreciation and amortization	130,303	125,499
Share-based compensation	25,010	22,910
Debt issuance costs amortization	3,507	4,451
Loss on write-off of investment	—	5,036
Accretion of long-term debt, net	1,391	(129)
Restructure and impairment charges	28,835	48,332
Impairment of intangible assets	3,500	—
Deferred income taxes	52,114	9,455
Losses on early extinguishments of debt and refinancing costs	22,044	1,316
Gain on sale of building	(101)	—
Changes in assets and liabilities:
Merchandise inventories	88,183	9,504
Prepaid expenses and other	4,869	1,671
Accounts receivable	14,627	29,516
Other assets	198	(3,562)
Operating lease liabilities	(277,375)	(323,010)
Accounts payable	389,756	(14,787)
Accrued interest	6,978	(2,192)
Accrued liabilities and other	128,671	(36,020)
Income taxes	(5,323)	17,647
Other liabilities	1,537	(1,019)
Net cash provided by operating activities	1,222,436	493,175

Cash flows from investing activities:
Additions to property and equipment	(162,004)	(120,545)
Proceeds from sale of building	875	—
Acquisition of intangible assets	—	(58,000)
Net cash used in investing activities	(161,129)	(178,545)

Cash flows from financing activities:
Common stock repurchased	(91,118)	(107,997)
Payments on term loan credit facility	(545,950)	(24,900)
Borrowings on asset-based revolving credit facility	600,000	23,200
Payments on asset-based revolving credit facility	(600,000)	(23,200)
Payment of 2020 senior subordinated notes	—	(510,000)
Issuance of senior notes	—	500,000
Issuance of senior secured notes	375,000	—
Payment of debt refinancing costs	(26,812)	(8,162)
Proceeds from stock options exercised	12,473	506
Other financing activities	(475)	—
Net cash used in financing activities	(276,882)	(150,553)

Net change in cash and equivalents	784,425	164,077
Cash and equivalents at beginning of period	409,964	245,887
Cash and equivalents at end of period	$1,194,389	$409,964

The Michaels Companies, Inc.

Reconciliation of Adjusted EBITDA

(Unaudited)

	13 Weeks Ended		52 Weeks Ended
	January 30,	February 1,	January 30,	February 1,
(in thousands)	2021	2020	2021	2020
Net cash provided by operating activities	$509,576	$386,808	$1,222,436	$493,175
Non-cash operating lease expense	(67,737)	(81,704)	(308,777)	(325,962)
Depreciation and amortization	(34,921)	(31,474)	(130,303)	(125,499)
Share-based compensation	(5,251)	(4,246)	(25,010)	(22,910)
Debt issuance costs amortization	(750)	(942)	(3,507)	(4,451)
Loss on write-off of investment	—	—	—	(5,036)
Accretion of long-term debt, net	(911)	(66)	(1,391)	129
Restructure and impairment charges	(19,447)	—	(28,835)	(48,332)
Impairment of intangible assets	—	—	(3,500)	—
Deferred income taxes	(52,403)	(19,439)	(52,114)	(9,455)
Losses on early extinguishments of debt and refinancing costs	—	—	(22,044)	(1,316)
Gain on sale of building	—	—	101	—
Changes in assets and liabilities	(73,081)	(67,286)	(352,121)	322,252
Net income	255,075	181,651	294,935	272,595
Interest expense	40,209	37,816	152,442	154,090
Income taxes	46,834	57,161	65,669	85,776
Depreciation and amortization	34,921	31,474	130,303	125,499
Interest income	(144)	(1,172)	(1,570)	(3,185)
EBITDA	376,895	306,930	641,779	634,775
Adjustments:
COVID-19 expense(1)	683	—	19,842	—
Losses on early extinguishments of debt and refinancing costs	—	-	22,044	1,316
Share-based compensation	5,251	4,246	25,010	22,910
Restructure and impairment charges	19,447	—	28,835	48,332
Darice liquidation charges	(467)	—	45,244	—
Severance costs	3,435	431	8,972	5,607
Store pre-opening costs	1,554	238	3,082	4,608
Store remodel costs	64	94	1,739	337
Foreign currency transaction losses (gains), net	314	(383)	(8)	276
Store closing costs	621	313	1,528	(156)
Consultant costs	6,476	—	20,625	—
CEO transition costs(2)	—	3,668	—	9,236
Other(3)	4,203	2,173	11,846	6,661
Adjusted EBITDA	$418,476	$317,710	$830,538	$733,902

(1)	Includes costs attributable to the COVID-19 pandemic including hazard pay for team members, costs associated with furloughed employees, certain inventory charges and sanitation supplies. This amount also includes $8.0 million of wage subsidies resulting form COVID-19 relief legislation.

(2)	CEO transition costs include $5.6 million of severance paid to our previous CEO and a $3.7 million sign-on bonus for our new CEO.

(3)	Other adjustments primarily relate to items such as moving and relocation expenses, franchise taxes, sign-on bonuses, director's fees, search costs and the support center move.

The Michaels Companies, Inc.

Reconciliation of GAAP basis to Adjusted operating income, Adjusted net income and Adjusted earnings per share

(Unaudited)

	13 Weeks Ended		52 Weeks Ended
	January 30,	February 1,	January 30,	February 1,
(In thousands, except per share)	2021	2020	2021	2020
Operating income	$341,994	$274,957	$533,540	$515,037
Restructure and impairment charges (a)	19,447	—	28,835	48,332
Darice liquidation (income) charges (b)	(467)	—	45,244	—
CEO transition costs (c)	—	3,668	—	9,237
Adjusted operating income	$360,974	$278,625	$607,619	$572,606

Net income	$255,075	$181,651	$294,935	$272,595
Restructure and impairment charges (a)	19,447	—	28,835	48,332
Darice liquidation (income) charges (b)	(467)	—	45,244	—
CEO transition costs (c)	—	3,668	—	9,237
Write-off of investment (d)	—	—	—	5,036
Losses on early extinguishments of debt and refinancing costs	—	—	22,044	1,316
Interest on 2020 senior subordinated notes (e)	—	—	—	1,748
Tax adjustment for above items	(6,358)	(257)	(25,706)	(14,489)
Tax benefit in connection with the CARES Act	(18,374)	—	(18,374)	—
Adjusted net income	$249,323	$185,062	$346,978	$323,775

Earnings per common share, diluted	$1.72	$1.24	$1.98	$1.78
Restructure and impairment charges (a)	0.13	—	0.19	0.32
Darice liquidation (income) charges (b)	(0.00)	—	0.30	—
CEO transition costs (c)	—	0.02	—	0.06
Write-off of investment (d)	—	—	—	0.03
Losses on early extinguishments of debt and refinancing costs	—	—	0.15	0.01
Interest on 2020 senior subordinated notes (e)	—	—	—	0.01
Tax adjustment for above items	(0.04)	(0.00)	(0.17)	(0.09)
Tax benefit in connection with the CARES Act	(0.12)	—	(0.12)	-
Adjusted earnings per common share, diluted	$1.69	$1.26	$2.33	$2.11

(a)	Fiscal 2020 excludes $19.4 million of impairment charges related to the closure of 13 underperforming stores and $9.4 million of impairment charges related to the relocation of our support center. Fiscal 2019 excludes charges related to the closure of our Pat Catan's stores and impairment charges recorded as a result of lower than expected operating performance in our wholesale business.

(b)	Excludes (income) charges related to the closure of the Darice wholesale business.

(c)	Excludes $5.6 million of severance paid to our previous CEO and a $3.7 million sign-on bonus for our new CEO.

(d)	Excludes the write-off of an investment in a liquidated business.

(e)	Excludes interest paid on our 2020 Senior Subordinated notes during the period between the issuance of our 2027 Senior Notes and when the proceeds from that issuance were used to redeem the 2020 Senior Subordinated Notes.

The Michaels Companies, Inc.

Summary of Operating Data

(Unaudited)

The following table sets forth certain of our unaudited operating data:
	13 Weeks Ended		52 Weeks Ended
	January 30,	February 1,	January 30,	February 1,
	2021	2020	2021	2020
Store open at beginning of period	1,272	1,274	1,274	1,258
New stores	-	-	6	21
Relocated stores opened	1	-	8	13
Closed stores	(18)	-	(25)	(5)
Relocated stores closed	(3)	-	(11)	(13)
Store open at end of period	1,252	1,274	1,252	1,274

Other Operating Data:
Average inventory per store (in thousands)	$800	$816	$800	$816
Comparable store sales	12.9%	(2.4)%	4.8%	(1.9)%
Comparable store sales, at constant currency	12.7%	(2.5)%	4.8%	(1.8)%